Exhibit 99.1

Rubicon Reports Fourth Quarter and Full Year 2023 Financial Results

Rubicon makes significant progress toward profitability and positive Adjusted EBITDA.

New York, NY – March 7, 2024 – Rubicon Technologies, Inc. (“Rubicon” or the “Company”) (NYSE: RBT), a leading provider of technology solutions for waste, recycling, and fleet operations, today reported financial and operational results for the fourth quarter and full year of 2023.

Fourth Quarter 2023 Financial Highlights

●	Revenue was $170.7 million, an increase of $4.7 million or 2.8% compared to $166.0 million in the fourth quarter of 2022.

●	Gross Profit was $13.2 million, an increase of $6.5 million or 95.4% compared to $6.8 million in the fourth quarter of 2022.

●	Adjusted Gross Profit was $18.3 million, an increase of $4.9 million or 36.5% compared to $13.4 million in the fourth quarter of 2022.

●	Gross Profit Margin was 7.7%, an increase of 367 bps compared to 4.1% in the fourth quarter of 2022.

●	Adjusted Gross Profit Margin was 10.7%, an increase of 264 bps compared to 8.1% in the fourth quarter of 2022.

●	Net Loss was $(15.1) million, an improvement of $2.9 million or 16.1% compared to $(18.0) million in the fourth quarter of 2022.

●	Adjusted EBITDA was $(0.4) million, an improvement of $17.1 million or 97.5% compared to $(17.6) million in the fourth quarter of 2022.

Full Year 2023 Financial Highlights

●	Revenue was $697.6 million, an increase of $22.2 million or 3.3% compared to $675.4 million for the full year 2022.

●	Gross Profit was $47.7 million, an increase of $22.7 million or 90.6% compared to $25.0 million for the full year 2022.

●	Adjusted Gross Profit was $72.2 million, an increase of $18.9 million or 35.5% compared to $53.3 million for the full year 2022.

●	Gross Profit Margin was 6.8%, an increase of 313 bps compared to 3.7% for the full year 2022.

●	Adjusted Gross Profit Margin was 10.4%, an increase of 246 bps compared to 7.9% for the full year 2022.

●	Net Loss was $(77.6) million, an improvement of $204.2 million or 72.5% compared to $(281.8) million for the full year 2022.

●	Adjusted EBITDA was $(33.0) million, an improvement of $41.3 million or 55.6% compared to $(74.3) million for the full year 2022.

Operational and Business Highlights

●	RUBICONConnect™ added prestigious clients such as Neiman Marcus and Vail Properties while extending contracts with Gap, Inc., Goodyear Tires, and Americold. In 2024, the focus remains on enhancing relationships with existing customers and expanding the client base by providing better environmental and financial outcomes for customers.

●	The Company’s second-annual Next Summit showcased cutting-edge technological developments. Recent innovations include a billing module for streamlined invoicing and AI-driven features to combat illegal waste disposal, ensuring operational efficiency. The third-annual Next Summit will take place in New York City in June 2024, bringing together fleet and commercial partners to facilitate collaboration between waste, recycling, and sustainability experts.

●	Rubicon demonstrated its commitment to sustainability through the launch of Technical Advisory Services, empowering customers to achieve sustainability goals with tailored solutions and strategic partnerships.

Fourth Quarter 2023 Review

Revenue was $170.7 million, an increase of $4.7 million or 2.8% compared to $166.0 million in the fourth quarter of 2022, mainly driven by business expansion with existing customers.

Gross Profit was $13.2 million, an increase of $6.5 million or 95.4% compared to $6.8 million in the fourth quarter of 2022, driven by the optimization of the portfolio and margin improvement.

Adjusted Gross Profit was $18.3 million, an increase of $4.9 million or 36.5% compared to $13.4 million in the fourth quarter of 2022, driven by additional higher margin business with existing customers which also drove AGP margin expansion of over 260 bps to 10.7% from 8.1%.

Net Loss was $(15.1) million, an improvement of $2.9 million or 16.1% compared to $(18.0) million in the fourth quarter of 2022.

Adjusted EBITDA was $(0.4) million, an improvement of $17.1 million or 97.5% compared to $(17.6) million in the fourth quarter of 2022.

Full Year 2023 Review

Revenue was $697.6 million, an increase of $22.2 million or 3.3% compared to $675.4 million for the full year 2022 which is predominately due to service expansion and volume increases in the RUBICONConnect business.

Gross Profit was $47.7 million, an increase of $22.7 million or 90.6% compared to $25.0 million for the full year 2022, driven by the optimization of the portfolio and margin improvement.

Adjusted Gross Profit was $72.2 million, an increase of $18.9 million or 35.5% compared to $53.3 million for the full year 2022, driven by additional higher margin business with existing customers which also drove AGP margin expansion of over 245 bps to 10.4% from 7.9%.

Net Loss was $(77.6) million, an improvement of $204.2 million or 72.5% compared to $(281.8) million for the full year 2022.

Adjusted EBITDA was $(33.0) million, an improvement of $41.3 million or 55.6% compared to $(74.3) million for the full year 2022.

Webcast Information

The Rubicon Technologies, Inc. management team will host a conference call to discuss its fourth quarter and full year 2023 financial results this afternoon, Thursday, March 7, 2024, at 5:00 p.m. ET. The call can be accessed via telephone by dialing (929) 203-2112, or toll free at (888) 660-6863, and referencing Rubicon Technologies, Inc. A live webcast of the conference will also be available on the Events and Presentations page on the Investor Relations section of Rubicon’s website (https://investors.rubicon.com/events-presentations/default.aspx). Please log in to the webcast or dial in to the call at least 10 minutes prior to the start of the event.

About Rubicon

Rubicon builds AI-enabled technology products and provides expert sustainability solutions to waste generators, fleet operators, and material processors to help them understand, manage, and reduce waste. As a mission-driven company, Rubicon helps its customers improve operational efficiency, unlock economic value, and deliver better environmental outcomes. To learn more, visit rubicon.com.

Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures,” including Adjusted Gross Profit, Adjusted Gross Profit Margin and Adjusted EBITDA, which are supplemental financial measures that are not calculated or presented in accordance with generally accepted accounting principles (GAAP). Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this press release. The non-GAAP financial measures in this press release may differ from similarly titled measures used by other companies. Definitions of these non-GAAP financial measures, including explanations of the ways in which Rubicon’s management uses these non-GAAP measures to evaluate its business, the substantive reasons why Rubicon’s management believes that these non-GAAP measures provide useful information to investors and limitations associated with the use of these non-GAAP measures, are included under “Use of Non-GAAP Financial Measures” after the tables below. In addition, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included under “Reconciliations of Non-GAAP Financial Measures” after the tables below.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon current expectations, estimates, projections, and assumptions that, while considered reasonable by Rubicon and its management, are inherently uncertain; factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the outcome of any legal proceedings that may be instituted against Rubicon or others following the closing of the business combination; 2) Rubicon’s ability to continue to meet the New York Stock Exchange’s listing standards following the consummation of the business combination; 3) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 4) continued costs related to the business combination; 5) changes in applicable laws or regulations; 6) the possibility that Rubicon may be adversely affected by other economic, business and/or competitive factors, including the continued impacts of the COVID-19 pandemic, geopolitical conflicts, such as the conflict between Israel and Hamas or Russia and Ukraine, the effects of inflation and potential recessionary conditions; 7) Rubicon’s execution of anticipated operational efficiency initiatives, cost reduction measures and financing arrangements; and 8) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K, Registration Statement on Form S-1, as amended, filed with the U.S. Securities and Exchange Commission (the “SEC”), and other documents Rubicon has filed with the SEC. Although Rubicon believes the expectations reflected in the forward-looking statements are reasonable, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. There may be additional risks that Rubicon presently does not know of or that Rubicon currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements, many of which are beyond Rubicon’s control. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Rubicon does not undertake, and expressly disclaims, any duty to update these forward-looking statements, except as otherwise required by applicable law.

Investor Contact:
Alexandra Clark
Director of Finance & Investor Relations

alexandra.clark@rubicon.com

Media Contact:
Benjamin Spall
Sr. Manager, Corporate Communications
benjamin.spall@rubicon.com

RUBICON TECHNOLOGIES, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenue:
Service	$158,511	$152,054	$644,636	$589,810
Recyclable commodity	12,152	13,938	52,946	85,578
Total revenue	170,663	165,992	697,582	675,388
Costs and Expenses:
Cost of revenue (exclusive of amortization and depreciation):
Service	145,727	146,368	600,940	569,750
Recyclable commodity	11,264	12,227	46,691	78,083
Total cost of revenue (exclusive of amortization and depreciation)	156,991	158,595	647,631	647,833
Sales and marketing	2,805	2,841	11,729	16,177
Product development	6,020	9,114	29,645	37,450
General and administrative	7,068	8,973	52,950	221,493
Gain on settlement of incentive compensation	(420)	-	(19,042)	-
Amortization and depreciation	1,204	1,392	5,186	5,723
Total Costs and Expenses	173,668	180,915	728,099	928,676
Loss from Operations	(3,005)	(14,923)	(30,517)	(253,288)

Other Income (Expense):
Interest earned	46	1	57	2
(Loss) gain on change in fair value of warrant liabilities	(864)	(1,340)	2,021	(1,777)
Gain on change in fair value of earn-out liabilities	18	1,400	5,458	68,500
(Loss) gain on change in fair value of derivatives	(519)	4,279	(4,297)	(72,641)
Excess fair value over the consideration received for SAFE	-	-	-	(800)
Excess fair value over the consideration received for pre-funded warrant	-	(14,000)	-	(14,000)
Gain on services fee settlements in connection with the Mergers	-	12,126	6,996	12,126
Loss on extinguishment of debt obligations	-	-	(18,234)	-
Interest expense	(9,758)	(4,600)	(34,232)	(16,863)
Related party interest expense	(508)	-	(2,215)	-
Other expense	(600)	(960)	(2,619)	(2,954)
Total Other Income (Expense)	(12,185)	(3,094)	(47,065)	(28,407)
Loss Before Income Taxes	(15,190)	(18,017)	(77,582)	(281,695)

Income tax (benefit) expense	(52)	16	(3)	76
Net Loss	(15,138)	(18,033)	(77,579)	(281,771)
Net loss attributable to Holdings LLC unitholders prior to the Mergers	-	-	-	(228,997)
Net loss attributable to noncontrolling interests	(2,179)	(5,688)	(20,635)	(22,621)
Net Loss Attributable to Class A Common Stockholders	$(12,959)	$(12,345)	$(56,944)	$(30,153)

Net loss per Class A Common share – basic and diluted	$(0.34)	$(1.98)	$(2.50)	$(4.84)
Weighted average shares outstanding – basic and diluted	37,667,417	6,235,675	22,797,555	6,235,675

RUBICON TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	2023	2022
ASSETS
Current Assets:
Cash and cash equivalents	$18,695	$10,079
Accounts receivable, net	66,977	65,923
Contract assets, net	76,621	55,184
Prepaid expenses	13,305	10,466
Other current assets	3,790	2,109
Related-party notes receivable	-	7,020
Total Current Assets	179,388	150,781

Property and equipment, net	1,425	2,644
Operating lease right-of-use assets	567	2,827
Other noncurrent assets	2,114	4,764
Goodwill	32,132	32,132
Intangible assets, net	7,661	10,881
Total Assets	$223,287	$204,029

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current Liabilities:
Accounts payable	$65,465	$75,113
Line of credit	71,121	51,823
Accrued expenses	77,001	108,002
Contract liabilities	7,359	5,888
Operating lease liabilities, current	725	1,880
Warrant liabilities	26,493	20,890
Derivative liabilities	9,375	-
Debt obligations, net of deferred debt charges	-	3,771
Total Current Liabilities	$257,539	$267,367

Long-Term Liabilities:
Deferred income taxes	197	217
Operating lease liabilities, noncurrent	-	1,826
Debt obligations, net of deferred debt charges	81,001	69,458
Related-party debt obligations, net of deferred debt charges	16,302	10,597
Derivative liabilities	3,683	826
Earn-out liabilities	142	5,600
Other long-term liabilities	3,395	2,590
Total Long-Term Liabilities	104,720	91,114
Total Liabilities	362,259	358,481

Commitments and Contingencies (Note 19)

Stockholders’ (Deficit) Equity:
Common stock – Class A, par value of $0.0001 per share, 690,000,000 shares authorized, 39,643,584 and 6,985,869 shares issued and outstanding as of December 31, 2023 and December 31, 2022	4	1
Common stock – Class V, par value of $0.0001 per share, 275,000,000 shares authorized, 4,425,388 and 14,432,992 shares issued and outstanding as of December 31, 2023 and December 31, 2022	-	1
Preferred stock – par value of $0.0001 per share, 10,000,000 shares authorized, 0 issued and outstanding as of December 31, 2023 and December 31, 2022	-	-
Additional paid-in capital	127,716	34,659
Accumulated deficit	(394,804)	(337,860)
Total stockholders’ deficit attributable to Rubicon Technologies, Inc.	(267,084)	(303,199)
Noncontrolling interests	128,112	148,747
Total Stockholders’ Deficit	(138,972)	(154,452)
Total Liabilities and Stockholders’ (Deficit) Equity	$223,287	$204,029

RUBICON TECHNOLOGIES, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	2023	2022
Cash flows from operating activities:
Net loss	$(77,579)	$(281,771)
Adjustments to reconcile net loss to net cash flows from operating activities:
Loss on disposal of property and equipment	805	44
Gain on lease agreement amendment	(220)	-
Amortization and depreciation	5,186	5,723
Amortization of deferred debt charges	9,722	3,490
Amortization of related party deferred debt charges	708	-
Paid-in-kind interest capitalized to principal of debt obligations	7,692	-
Paid-in-kind interest capitalized to principal of related-party debt obligations	1,396	30
Bad debt reserve	2,250	(2,631)
(Gain) loss on change in fair value of warrant liabilities	(2,021)	1,777
Loss on change in fair value of derivatives	4,297	72,641
Gain on change in fair value of earn-out liabilities	(5,458)	(68,500)
Loss on extinguishment of debt obligations	18,234	-
Excess fair value over the consideration received for SAFE	-	800
Excess fair value over the consideration received for pre-funded warrant	-	14,000
Loss on SEPA commitment fee settled in Class A Common Stock	-	892
Equity-based compensation	15,023	94,204
Phantom unit expense	-	6,783
Settlement of accrued incentive compensation	(27,246)	-
Service fees settled in common stock	10,613	-
Gain on service fee settlement in connection with the Mergers	(6,996)	(12,126)
Deferred income taxes	(20)	39
Change in operating assets and liabilities:
Accounts receivable	(3,304)	(20,632)
Contract assets	(21,437)	1,800
Prepaid expenses	(611)	(4,421)
Other current assets	(1,765)	(472)
Operating right-of-use assets	1,094	1,093
Other noncurrent assets	(64)	(180)
Accounts payable	(9,649)	27,582
Accrued expenses	10,366	29,030
Contract liabilities	1,471	1,285
Operating lease liabilities	(1,595)	(1,739)
Other liabilities	2,219	223
Net cash flows from operating activities	(66,889)	(131,036)

Cash flows from investing activities:
Property and equipment purchases	(816)	(1,406)
Forward purchase option derivative purchase	-	(68,715)
Settlement of forward purchase option derivative	-	(6,000)
Net cash flows from investing activities	(816)	(76,121)

Cash flows from financing activities:
Net (repayments) borrowings on Revolving Credit Facility	(51,823)	21,907
Net borrowings on June 2023 Revolving Credit Facility	71,121	-
Proceeds from debt obligations	86,226	7,000
Repayments of debt obligations	(53,500)	(6,000)
Proceeds from related party debt obligations	14,520	3,510
Financing costs paid	(13,891)	(4,021)
Proceeds from issuance of common stock	24,767	-
Proceeds from SAFE	-	8,000
Proceeds from pre-funded warrant	-	6,000
Payments for loan commitment asset	-	(1,447)
Proceeds from the Mergers	-	196,778
Equity issuance costs paid	(32)	(25,108)
RSUs withheld to pay taxes	(1,067)	-
Net cash flows from financing activities	76,321	206,619

Net change in cash and cash equivalents	8,616	(538)
Cash, beginning of year	10,079	10,617
Cash, end of year	$18,695	$10,079

Supplemental disclosure of cash flow information:
Cash paid for interest	$14,645	$12,234

Supplemental disclosures of non-cash investing and financing activities:
Exchange of warrant liabilities for common stock	$4,585	$3,311
Conversion of SAFE for Class B Units	$-	$8,000
Establishment of earn-out liabilities	$-	$74,100
Equity issuance costs accrued but not paid	$-	$13,433
Equity issuance costs settled with common stock	$7,069	$17,000
Equity issuance costs waived	$6,364	$-
Fair value of warrants issued as deferred debt charges	$1,682	$430
Fair value of derivatives issued as deferred debt charges	$12,739	$-
Fair value of warrants issued as loan commitment asset	$-	$615
Conversions of debt obligations to common stock	$17,000	$-
Conversions of related-party debt obligations to common stock	$3,080	$-
Loan commitment asset reclassed to deferred debt charges	$2,062	$-

Use of Non-GAAP Financial Measures

Adjusted Gross Profit and Adjusted Gross Profit Margin

Adjusted Gross Profit and Adjusted Gross Profit Margin are considered non-GAAP financial measures under the rules of the U.S. Securities and Exchange Commission (the “SEC”) because they exclude, respectively, certain amounts included in Gross Profit and Gross Profit Margin calculated in accordance with GAAP. Specifically, the Company calculates Adjusted Gross Profit by adding back amortization and depreciation for revenue generating activities and platform support costs to GAAP Gross Profit, the most comparable GAAP measure. Adjusted Gross Profit Margin is calculated as Adjusted Gross Profit divided by total GAAP revenue. Rubicon believes presenting Adjusted Gross Profit and Adjusted Gross Profit Margin is useful to investors because they show the progress in scaling Rubicon’s digital platform by quantifying the markup and margin Rubicon charges its customers that are incremental to its marketplace vendor costs. These measures demonstrate this progress because changes in these measures are driven primarily by Rubicon’s ability to optimize services for its customers, improve its hauling and recycling partners’ efficiency and achieve economies of scale on both sides of the marketplace. Rubicon’s management team uses these non-GAAP measures as one of the means to evaluate the profitability of Rubicon’s customer accounts, exclusive of certain costs that are generally fixed in nature, and to assess how successful Rubicon is in achieving its pricing strategies. However, it is important to note that other companies, including companies in our industry, may calculate and use these measures differently or not at all, which may reduce their usefulness as a comparative measure. Further, these measures should not be read in isolation from or without reference to our results prepared in accordance with GAAP.

Adjusted EBITDA

Adjusted EBITDA is considered a non-GAAP financial measure under the rules of the SEC because it excludes certain amounts included in net loss calculated in accordance with GAAP. Specifically, the Company calculates Adjusted EBITDA by GAAP net loss adjusted to exclude interest expense and income, income tax expense and benefit, amortization and depreciation, gain or loss on extinguishment of debt obligations, equity-based compensation, phantom unit expense, gain or loss on change in fair value of warrant liabilities, gain or loss on change in fair value of earn-out liabilities, gain or loss on change in fair value of derivatives, executive severance charges, gain or loss on settlement of the management rollover bonuses, excess fair value over the consideration received for SAFE, excess fair value over the consideration received for pre-funded warrant, gain or loss on service fee settlements in connection with the Mergers, other non-operating income and expenses, and unique non-recurring income and expenses.

The Company has included Adjusted EBITDA because it is a key measure used by Rubicon’s management team to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses. Further, the Company believes Adjusted EBITDA is helpful in highlighting trends in Rubicon’s operating results because it allows for more consistent comparisons of financial performance between periods by excluding gains and losses that are non-operational in nature or outside the control of management, as well as items that may differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which Rubicon operates and capital investments. Adjusted EBITDA is also often used by analysts, investors and other interested parties in evaluating and comparing Rubicon’s results to other companies within the industry. Accordingly, the Company believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating its operating results in the same manner as Rubicon’s management team and board of directors.

Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of net loss or other results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures, future requirements for capital expenditures, or contractual commitments;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA does not reflect the Company’s tax expense or the cash requirements to pay taxes;

●	although amortization and depreciation are non-cash charges, the assets being amortized and depreciated will often have to be replaced in the future and Adjusted EBITDA does not reflect any cash requirements for such replacements;

●	Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items for which the Company may make adjustments in historical periods; and

●	other companies in the industry may calculate Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure.

Reconciliations of Non-GAAP Financial Measures

Adjusted Gross Profit and Adjusted Gross Profit Margin

The following table presents reconciliations of Adjusted Gross Profit and Adjusted Gross Margin to the most directly comparable GAAP financial measures for each of the periods indicated.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
	(in thousands, except percentages)
Total revenue	$170,663	$165,992	$697,582	$675,388
Less: total cost of revenue (exclusive of amortization and depreciation)	156,991	158,595	647,631	647,833
Less: amortization and depreciation for revenue generating activities	452	631	2,246	2,520
Gross profit	$13,220	$6,766	$47,705	$25,035
Gross profit margin	7.7%	4.1%	6.8%	3.7%

Gross profit	$13,220	$6,766	$47,705	$25,035
Add: amortization and depreciation for revenue generating activities	452	631	2,246	2,520
Add: platform support costs(1)	4,620	6,005	22,281	25,766
Adjusted gross profit	$18,292	$13,402	$72,232	$53,321
Adjusted gross profit margin	10.7%	8.1%	10.4%	7.9%

Amortization and depreciation for revenue generating activities	$452	$631	$2,246	$2,520
Amortization and depreciation for sales, marketing, general and administrative activities	752	761	2,940	3,203
Total amortization and depreciation	$1,204	$1,392	$5,186	$5,723

Platform support costs(1)	$4,620	$6,005	$22,281	$25,766
Marketplace vendor costs(2)	152,371	152,590	625,350	622,067
Total cost of revenue (exclusive of amortization and depreciation)	$156,991	$158,595	$647,631	$647,833

(1)	Platform support costs are defined as costs to operate the Company’s revenue generating platforms that do not directly correlate with volume of sales transactions procured through Rubicon’s digital marketplace. Such costs include employee costs, data costs, platform hosting costs and other overhead costs.
(2)	Marketplace vendor costs are defined as direct costs charged by the Company’s hauling and recycling partners for services procured through Rubicon’s digital marketplace.

Adjusted EBITDA

The following table presents reconciliations of Adjusted EBITDA to the most directly comparable GAAP financial measure for each of the periods indicated.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
	(in thousands)
Net loss	$(15,138)	$(18,033)	$(77,579)	$(281,771)
Adjustments:
Interest expense	9,758	4,600	34,232	16,863
Related party interest expense	508	-	2,215	-
Interest earned	(46)	(1)	(57)	(2)
Income tax (benefit) expense	(52)	16	(3)	76
Amortization and depreciation	1,204	1,392	5,186	5,723
Loss on extinguishment of debt obligations	-	-	18,234	-
Equity-based compensation	1,784	5,659	15,023	94,204
Phantom unit expense	-	-	-	6,783
Deferred compensation expense	-	(1,250)	-	-
Loss (gain) on change in fair value of warrant liabilities	864	1,340	(2,021)	1,777
Gain on change in fair value of earn-out liabilities	(18)	(1,400)	(5,458)	(68,500)
Loss (gain) on change in fair value of derivatives	519	(4,279)	4,297	72,641
Executive severance charges	-	1,952	4,553	1,952
Gain on settlement of Management Rollover Bonuses	(420)	(10,415)	(27,246)	(10,415)
Excess fair value over the consideration received for SAFE	-	-	-	800
Excess fair value over the consideration received for pre-funded warrant	-	14,000	-	14,000
Gain on service fee settlements in connection with the Mergers	-	(12,126)	(6,996)	(12,126)
Nonrecurring merger transaction expenses(3)	-	-	-	80,712
Other expenses(4)	600	960	2,619	2,954
Adjusted EBITDA	$(437)	$(17,585)	$(33,001)	$(74,329)

(3)	Nonrecurring merger transaction expenses primarily consist of management bonus payments and related accruals in connection with the Mergers.
(4)	Other expenses primarily consist of foreign currency exchange gains and losses, taxes, penalties, fees for certain financing arrangements, and gains and losses on sale of property and equipment.